                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 16, 2001 included in CH2M HILL Companies, Ltd. Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement on Form S-8.


Arthur Andersen LLP


Denver, Colorado
August 24, 2001